ARTISAN FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 7, 2003
           TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)
                            DATED SEPTEMBER 26, 2003


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             WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

You may open a new account in a closed Fund if you are a client of a financial advisor or a financial planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds as of the date on which the Fund closed, or at the time of your application. This eligibility standard replaces the first bullet point on page 33 of the Artisan Funds' prospectus under the caption "Who is Eligible to Invest in a Closed Artisan Fund?"

In order to further limit the growth of assets of Artisan International Small Cap Fund and Small Cap Value Fund, those Funds will not accept most new accounts for employee benefit plans (including 401(k) and other types of defined contribution plans) that expect to have increasing assets over time. The preceding sentence replaces the sentence in the second to the last paragraph on page 33 of the Artisan Funds' prospectus under the caption "Who is Eligible to Invest in a Closed Artisan Fund?"

Case label #: 527659                                             10/7/03 - A3147